Inventories	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
Inventories

Note 8 — Inventories

The major components of inventories at December 31 were as follows:

	2011	2010
Leaf tobacco	$885	$997
Other raw materials	44	44
Work in process	60	64
Finished products	139	122
Other	24	25

Total	1,152	1,252
Less LIFO allowance	185	197

	$967	$1,055

Inventories valued under the LIFO method were $466 million and $600 million at December 31, 2011 and 2010, respectively, net of the LIFO allowance. The LIFO allowance reflects the excess of the current cost of LIFO inventories at December 31, 2011 and 2010, over the amount at which these inventories were carried on the consolidated balance sheets. RAI recorded income of $12 million from LIFO inventory changes during 2011 and recorded expense of $7 million and $78 million from LIFO inventory changes during 2010 and 2009, respectively.